Q2 2018 EARNINGS CALL PRESENTATION May 3, 2018 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2018 second quarter.

Disclaimer 2 Wesco Aircraft Proprietary Visit www.wescoair.com This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft” or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “achieve,” “address,” “believe,” “broaden,” “can,” “continue,” “could,” “deliver,” “drive,” “enable,” “enhance,” “estimate,” “expect,” “focus,” “future,” “grow,” “implement,” “improve,” “increase,” “initiative,” “opportunity,” “optimistic,” “plan,” “potential,” “still,” “sustain,” “target,” “timeline,” “trend,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. tax law; changes in trade policies; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Wesco Aircraft Proprietary Visit www.wescoair.com Overview 3 Another quarter of continued business improvement Improvement initiatives driving better operating and financial performance Customers continue to recognize Wesco’s value proposition Gaps in execution remain; results short of company’s potential Assessment confirmed opportunities for improvement in profitability and need to invest Wesco 2020 developed to address performance gaps and opportunities

Wesco Aircraft Proprietary Visit www.wescoair.com Business Update 4 Profitable Growth Improve Margins Procurement Inventory Management Customer Service On-Time Delivery Greater Efficiency Reduce Costs Solid growth in Q2 sales – increases in hardware and chemicals Continued awards for new business and contract renewals Greater inventory investment; more work needed on inventory management More SKUs on LTAs; broadening initiative further Maintained on-time delivery and efficiency metrics at high rates Continued to expand commodities at certain sites to serve customers better Control of discretionary costs; stable sequential SG&A excluding consultant costs Focus on optimizing cost structure through Wesco 2020 initiatives

Wesco 2020 Initiatives

Wesco Aircraft

Wesco 2020 BUILDING THE FUTURE

ALIGN	FOOTPRINT OPTIMIZATION	Establish full-service distribution centers with multiple commodities to enhance service
	FACILITY INVESTMENT	Deploy new technologies; improve efficiency; reduce costs
REFINE	ORGANIZATIONAL STRUCTURE	Increase accountability; eliminate duplication; improve processes; reduce costs
	GLOBAL CENTERS OF EXCELLENCE	Leverage best practices; lead continuous improvement; enhance capabilities
INVEST	AUTOMATION	Enhance WMS[1]; implement data robotics; improve e-commerce, customer portals
	BUSINESS TOOLS	Improve procurement processes, more effectively manage inventory

DRIVE GREATER EFFICIENCIES

1. *Warehouse Management System*

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Wesco Aircraft Proprietary Visit www.wescoair.com Wesco 2020 Timeline, Expected Benefits and Costs 6 Execution already underway – current timeline estimated to span 18-24 months Multifaceted approach; controlling pace of implementation Enhances customer service; supports ability to provide high levels of on-time delivery Enables more effective inventory management; achieves productivity gains, stronger profitability Annualized pre-tax benefits of at least $30M through cost savings, margin enhancements Benefits realization to start in Q1 2019, with run-rate improving steadily as year progresses Non-recurring costs approximately equal to run-rate benefit over implementation period

Wesco Aircraft Proprietary Visit www.wescoair.com Net Sales Summary 7 $364.6 $363.1 $390.2 Q2 2017 Q1 2018 Q2 2018 Net Sales ($M) Net sales increase of $26M (+7%) year/year Long-term contract increase of $14M (+5%) due to:  Growth in chemical and hardware volumes  Ramp-up of new business wins Ad-hoc increase of $12M (+14%) due to:  Growth at key customers driving higher ordering

Income Statement Summary

Wesco Aircraft

(Dollars in Millions, Except Per Share Data)	Q2 2017	Q1 2018	Q2 2018
Net sales	$364.6	$363.1	$390.2
Income from operations	$32.2	$24.6	$33.2
Operating margin	8.8%	6.8%	8.5%
Net income (loss)	$17.4	$(0.4)	$15.0
Diluted earnings (loss) per share	$0.18	$(0.00)	$0.15
Adjusted net income*	$21.1	$14.5	$22.2
Adjusted diluted earnings per share*	$0.21	$0.15	$0.22
Adjusted EBITDA*	$39.0	$35.0	$45.0
Adjusted EBITDA margin*	10.7%	9.6%	11.5%

* See appendix for reconciliation and information regarding non-GAAP measures.

Second Quarter Commentary

Income from operations improved due to increase in gross profit, offset by higher SG&A

Gross profit reflects higher sales volume and less impact from inventory E&O provision and adjustments; product margins essentially stable

Gross margin stable sequentially excluding provision and adjustments

SG&A reflects additions to staff in 2H 2017 and consulting costs in fiscal 2018 associated with Wesco 2020

SG&A stable sequentially excluding consulting costs

Increase in interest expense primarily reflects higher LIBOR rates

Income tax expense in Q1 2018 includes estimated unfavorable impact of $9.1M from Tax Cuts and Jobs Act

Effective tax rate for fiscal 2018 estimated to be 28-29% (excluding $9.1M impact in Q1 2018)

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At Period End March 31, 2017 June 30, 2017 Sept 30, 2017 Dec 31, 2017 March 31, 2018 Cash and cash equivalents $54.0 $57.1 $61.6 $41.9 $35.9 Accounts receivable, net 266.7 264.0 256.3 253.6 287.1 Net inventory 774.4 802.7 827.9 856.3 889.3 Accounts payable 181.2 175.8 184.3 161.7 194.1 Total debt 855.3 861.1 863.8 877.7 880.7 Stockholders’ equity 916.0 687.8 649.7 652.4 672.1 Wesco Aircraft Proprietary Visit www.wescoair.com Balance Sheet Summary 9 ($ in millions)

Quarter Ended March 31, 2017 June 30, 2017 Sept 30, 2017 Dec 31, 2017 March 31, 2018 Net income (loss) $17.4 $(229.6) $(38.3) $(0.4) $15.0 Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities 13.8 261.8 56.3 15.7 11.8 Changes in assets and liabilities (36.9) (31.3) (12.1) (45.2) (32.8) Net cash (used in) provided by operating activities (5.7) 0.9 5.9 (29.9) (6.0) Purchase of property and equipment (2.9) (2.6) (2.1) (1.3) (1.6) Free cash flow (8.6) (1.7) 3.8 (31.2) (7.6) Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 10 ($ in millions)

Wesco Aircraft Proprietary Visit www.wescoair.com Closing Remarks 11 Continued focus on execution across most areas of the business Better fiscal 2018 first-half performance; early progress through improvement initiatives More work to do; cautiously optimistic about second half of fiscal 2018 Wesco 2020 expected to drive step-change in performance – significant improvement opportunities Investing in the future – better positioned to meet evolving customer needs Wesco 2020 expected to deliver long-term value to shareholders

APPENDIX

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 13 ‘‘Adjusted Net Income’’ represents Net (Loss) Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred issuance costs, (iii) special items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net (Loss) Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net (Loss) Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information - Adjusted Net Income and
Adjusted Earnings Per Share (UNAUDITED)
(Dollars in thousands, except share data)

	Three Months Ended		
	March 31, 2017	December 31, 2017	March 31, 2018
Net Sales	$ 364,599	$ 363,091	$ 390,183
Adjusted Net Income			
Net income (loss)	17,442	$ (374)	$ 15,000
Amortization of intangible assets	3,719	3,714	3,713
Amortization of deferred financing costs	921	1,508	1,403
Special items [(1)]	294	2,914	4,591
Adjustments for tax effect [(2)]	(1,316)	6,696	(2,495)
Adjusted net income	$ 21,060	$ 14,458	$ 22,212
Adjusted Basic Earnings Per Share			
Weight-average number of basic share outstanding	98,709,557	99,096,914	99,136,015
Adjusted net incomer per basic share	$ 0.21	$ 0.15	$ 0.22
Adjusted Diluted Earnings Per Share			
Weight-average number of diluted shares outstanding	99,017,986	99,096,914	99,519,925
Adjusted net income per diluted shares	$ 0.21	$ 0.15	$ 0.22

(1) Special items in the second quarter of fiscal 2017 consisted of business realignment and other expenses of $0.3 million. Special items in the first quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $1.6 million, settlement of litigation and related fees of $1.1 million and other expenses of $0.2 million. Special items in the second quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $4.2 million, settlement of litigation and related fees of $0.1 million and other expenses of $0.3 million.

(2) The adjustments for tax effect in the first quarter of fiscal 2018 included an estimated $9.1 million tax provision on foreign earnings as a transition tax under the U.S. Tax Cuts and Jobs Act.

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Non-GAAP Financial Information 15Wesco Aircraft Proprietary Visit www.wescoair.com March 31, December 31, March 31, 2017 2017 2018 EBITDA & Adjusted EBITDA Net income (loss) 17,442$ (374)$ 15,000$ Provision for Income taxes 5,659 13,368 6,123 Interest expense, net 8,842 11,838 11,965 Depreciation and amortization 6,743 7,256 7,285 EBITDA 38,686 32,088 40,373 Special items (1) 294 2,914 4,591 Adjusted EBITDA 38,980$ 35,002$ 44,964$ Adjusted EBITDA margin 10.7% 9.6% 11.5% (1) Special items in the second quarter of fiscal 2017 consisted of business realignment and other expenses of $0.3 million. Special items in the first quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $1.6 million, settlement of litigation and related fees of $1.1 million and other expenses of $0.2 million. Special items in the second quarter of fiscal 2018 consisted of consulting fees associated with the company's improvement activities of $4.2 million, settlement of litigation and related fees of $0.1 million and other expenses of $0.3 million. Three Months Ended Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - EBITDA and Adjusted EBITDA ( UNAUDITED) (Dollars In thousands)

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